Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Bel Fuse Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2025 filed with the Securities and Exchange Commission (the “Report”), I, Lynn Hutkin, Chief Financial Officer (principal financial officer and Principal Accounting Officer), Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Date: July 31, 2025	/s/ Lynn Hutkin
Lynn Hutkin
Chief Financial Officer, Treasurer and Secretary
(Principal Financial Officer and Principal Accounting Officer)